Post-Balance Sheet Events	12 Months Ended
Dec. 31, 2022
Events After Reporting Period [Abstract]
Post-Balance Sheet Events	Post-balance sheet events
On January 30, 2023, Shell announced that it will reduce the size of its Executive Committee from nine to seven members. Under the changes, which are expected to take effect on July 1, 2023, Shell’s Integrated Gas and Upstream businesses will be combined to form a new Integrated Gas and Upstream Directorate and the Downstream business will be combined with Renewables and Energy Solutions to form a new Downstream and Renewables Directorate. Separately, the Strategy, Sustainability and Corporate Relations Directorate will be discontinued. The changes announced will not affect Shell’s financial reporting segments for the year ending December 31, 2023, which remain unchanged.
On February 2, 2023, Shell announced the commencement of a $4 billion share buyback programme covering an aggregate contract term of approximately three months (the "programme"). The purpose of the programme is to reduce the issued share capital of the Company. All shares repurchased as part of the programme will be cancelled. It is intended that, subject to market conditions, the programme will be completed prior to the Company’s First Quarter 2023 results announcement, scheduled for May 4, 2023. The Company has entered into an arrangement with a single broker consisting of three irrevocable, non-discretionary contracts, to enable the purchase of ordinary shares.
On February 20, 2023, Shell completed the acquisition of 100% of the shares of Nature Energy Biogas A/S ("Nature Energy") from Davidson Kempner Capital Management LP, Pioneer Point Partners and Sampension for cash consideration of nearly $2 billion. Based in Denmark, Nature Energy is a producer of Renewable Natural Gas from agricultural, industrial, and household wastes. In Shell's First Quarter 2023 Consolidated Statement of Cash Flows, the cash consideration paid will be reflected as an outflow through 'Cash flow from investing activities'. Measurement is now underway of the fair value of the net assets acquired and any goodwill to be recognised as a result of the acquisition. The acquisition of Nature Energy will be reported through the Marketing operating segment.
On February 28, 2023, Shell completed the sale of its 100% interest in Shell Onshore Ventures LLC, which holds a 51.8% membership interest in Aera Energy LLC, to IKAV. The total consideration is $2 billion with additional contingent payments based on oil prices and has an effective date of October 1, 2021.